UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2020

ALPINE INCOME PROPERTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	Commission File Number 001-39143	84-2769895
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

1140 N. Williamson Blvd., Suite 140 Daytona Beach, Florida	32114
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code

(386) 274-2202

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PINE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry into a Material Definitive Agreement.

On October 16, 2020, Alpine Income Property OP, LP (the “Operating Partnership”), Alpine Income Property Trust, Inc. (the “Company”), and certain subsidiaries of the Company entered into a Second Amendment to Credit Agreement (the “Second Amendment”), which further amends that certain Credit Agreement dated as of November 26, 2019, by and among the Operating Partnership, as borrower, the Company, as a guarantor, and certain subsidiaries of the Company that are parties thereto, as guarantors, and Bank of Montreal, as administrative agent and lender, and the other lenders party thereto (as amended, the “Credit Agreement”).

The Credit Agreement, as amended by the Second Amendment, provides that, among other things:

●	the revolving credit commitment of the lenders shall be $150 million;
●	the Operating Partnership may increase the revolving credit commitment by an additional $50 million, subject to meeting specified requirements and obtaining additional commitments from lenders;
●	neither LIBOR nor any replacement for LIBOR shall be less than 0.25%, unless an eligible hedging agreement is in place;
●	no more than 20% of the borrowing base value shall be derived from (i) properties that derive less than 80% of their net operating income from a single tenant and (ii) single tenants that are rated below investment grade; and
●	as of the last day of each fiscal quarter, the Operating Partnership shall not permit the ratio of Unsecured Indebtedness to Total Asset Value (each as defined in the Credit Agreement) to be greater that 0.60 to 1:00.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Second Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On October 19, 2020, the Company issued a press release regarding the entry into the Second Amendment. A copy of the press release is furnished as Exhibit 99.1 to Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Second Amendment to Credit Agreement, dated as of October 16, 2020.
99.1	Press release issued October 19, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2020	Alpine Income Property Trust, Inc.

	By:	/s/Matthew M. Partridge
Matthew M. Partridge,
Senior Vice President, Chief Financial Officer and Treasurer